PROXY TABULATOR SCAN TO P.O. BOX 9112 VIEW MATERIALS & VOTE w FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the voting instruction card below. 3) Sign and date the voting instruction card. 4) Return the voting instruction card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D88196-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY PRELIMINARY COPY THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY TO VOTE “FOR” THE FOLLOWING PROPOSAL: PROPOSAL For Against Abstain 1. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of 1290 VT Low Volatility Global Equity ! ! ! Portfolio, a series of the Trust, into EQ/Common Stock Index Portfolio, a series of the Trust. To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL. NOTE: Please sign exactly as your name appears on the records of the insurance company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting. The Combined Proxy Statement and Prospectus is available at www.proxyvote.com. D88197-TBD VOTING INSTRUCTION CARD SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2022 The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of EQ Advisors Trust (the “Trust”), hereby instructs the insurance company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated August __, 2022 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting. This Voting Instruction Card is solicited by the insurance company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR SCAN TO P.O. BOX 9112 VIEW MATERIALS & VOTE w FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the voting instruction card below. 3) Sign and date the voting instruction card. 4) Return the voting instruction card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D88198-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY PRELIMINARY COPY THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY TO VOTE “FOR” THE FOLLOWING PROPOSAL: PROPOSAL For Against Abstain 2. To approve the Plan of Reorganization and Termination with respect to the reorganization of EQ/Franklin Growth Allocation Portfolio, a series of EQ ! ! ! Advisors Trust, into EQ/JPMorgan Growth Allocation Portfolio, a series of EQ Advisors Trust. To transact such other business that may properly come before the Meeting and any adjournment(s) and postponement(s) thereof. IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL. NOTE: Please sign exactly as your name appears on the records of the insurance company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting. The Combined Proxy Statement and Prospectus is available at www.proxyvote.com. D88199-TBD VOTING INSTRUCTION CARD SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2022 The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in the portfolio being acquired in the proposed Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of EQ Advisors Trust (the “Trust”), hereby instructs the insurance company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated August __, 2022 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting. This Voting Instruction Card is solicited by the insurance company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR SCAN TO P.O. BOX 9112 VIEW MATERIALS & VOTE w FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the voting instruction card below. 3) Sign and date the voting instruction card. 4) Return the voting instruction card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D88200-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY PRELIMINARY COPY THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY TO VOTE “FOR” THE FOLLOWING PROPOSAL: PROPOSAL For Against Abstain 3. To approve the Plan of Reorganization and Termination with respect to the reorganization of EQ/First Trust Moderate Growth Allocation Portfolio, a ! ! ! series of EQ Advisors Trust, into EQ/Invesco Moderate Growth Allocation Portfolio, a series of EQ Advisors Trust. To transact such other business that may properly come before the Meeting and any adjournment(s) and postponement(s) thereof. IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL. NOTE: Please sign exactly as your name appears on the records of the insurance company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting. The Combined Proxy Statement and Prospectus is available at www.proxyvote.com. D88201-TBD VOTING INSTRUCTION CARD SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2022 The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in the portfolio being acquired in the proposed Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of EQ Advisors Trust (the “Trust”), hereby instructs the insurance company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated August __, 2022 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting. This Voting Instruction Card is solicited by the insurance company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR SCAN TO P.O. BOX 9112 VIEW MATERIALS & VOTE w FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the voting instruction card below. 3) Sign and date the voting instruction card. 4) Return the voting instruction card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D88202-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY PRELIMINARY COPY THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY TO VOTE “FOR” THE FOLLOWING PROPOSAL: PROPOSAL For Against Abstain 4. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of EQ/AXA Investment Managers Moderate ! ! ! Allocation Portfolio, a series of EQ Advisors Trust, into 1290 VT Moderate Growth Allocation Portfolio, a series of EQ Advisors Trust. To transact such other business that may properly come before the Meeting and any adjournment(s) and postponement(s) thereof. IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL. NOTE: Please sign exactly as your name appears on the records of the insurance company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting. The Combined Proxy Statement and Prospectus is available at www.proxyvote.com. D88203-TBD VOTING INSTRUCTION CARD SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2022 The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of EQ Advisors Trust (the “Trust”), hereby instructs the insurance company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated August __, 2022 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting. This Voting Instruction Card is solicited by the insurance company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR SCAN TO P.O. BOX 9112 VIEW MATERIALS & VOTE w FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the voting instruction card below. 3) Sign and date the voting instruction card. 4) Return the voting instruction card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D88204-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY PRELIMINARY COPY THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY TO VOTE “FOR” THE FOLLOWING PROPOSAL: PROPOSAL For Against Abstain 5. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of EQ/Invesco International Growth Portfolio, ! ! ! a series of EQ Advisors Trust, into EQ/MFS International Growth Portfolio, a series of EQ Advisors Trust. To transact such other business that may properly come before the Meeting and any adjournment(s) and postponement(s) thereof. IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL. NOTE: Please sign exactly as your name appears on the records of the insurance company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting. The Combined Proxy Statement and Prospectus is available at www.proxyvote.com. D88205-TBD VOTING INSTRUCTION CARD SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2022 The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of EQ Advisors Trust (the “Trust”), hereby instructs the insurance company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated August __, 2022 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting. This Voting Instruction Card is solicited by the insurance company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR SCAN TO P.O. BOX 9112 VIEW MATERIALS & VOTE w FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the voting instruction card below. 3) Sign and date the voting instruction card. 4) Return the voting instruction card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D88206-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY PRELIMINARY COPY THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY TO VOTE “FOR” THE FOLLOWING PROPOSAL: PROPOSAL For Against Abstain 6. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of EQ/Franklin Strategic Income Portfolio, a ! ! ! series of EQ Advisors Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust. To transact such other business that may properly come before the Meeting and any adjournment(s) and postponement(s) thereof. IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL. NOTE: Please sign exactly as your name appears on the records of the insurance company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting. The Combined Proxy Statement and Prospectus is available at www.proxyvote.com. D88207-TBD VOTING INSTRUCTION CARD SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2022 The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of EQ Advisors Trust (the “Trust”), hereby instructs the insurance company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated August __, 2022 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting. This Voting Instruction Card is solicited by the insurance company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE

EQ ADVISORS TRUST SCAN TO 1290 AVENUE OF THE AMERICAS VIEW MATERIALS & VOTE w NEW YORK, NY 10104-1472 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D88211-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL: PROPOSAL For Against Abstain 1. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of 1290 VT Low Volatility Global Equity ! ! ! Portfolio, a series of the Trust, into EQ/Common Stock Index Portfolio, a series of the Trust. To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL. NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting. The Combined Proxy Statement and Prospectus is available at www.proxyvote.com. D88212-TBD PROXY CARD SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2022 This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies James Kelly and Lisa Perrelli, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated August __, 2022 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal. Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE

EQ ADVISORS TRUST SCAN TO 1290 AVENUE OF THE AMERICAS VIEW MATERIALS & VOTE w NEW YORK, NY 10104-1472 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D88213-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL: PROPOSAL For Against Abstain 2. To approve the Plan of Reorganization and Termination with respect to the reorganization of EQ/Franklin Growth Allocation Portfolio, a series of the ! ! ! Trust, into EQ/JPMorgan Growth Allocation Portfolio, a series of the Trust. To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL. NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting. The Combined Proxy Statement and Prospectus is available at www.proxyvote.com. D88214-TBD PROXY CARD SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2022 This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the portfolio being acquired in the proposed Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies James Kelly and Lisa Perrelli, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated August __, 2022 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal. Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE

EQ ADVISORS TRUST SCAN TO 1290 AVENUE OF THE AMERICAS VIEW MATERIALS & VOTE w NEW YORK, NY 10104-1472 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D88215-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL: PROPOSAL For Against Abstain 3. To approve the Plan of Reorganization and Termination with respect to the reorganization of EQ/First Trust Moderate Growth Allocation Portfolio, a ! ! ! series of the Trust, into EQ/Invesco Moderate Growth Allocation Portfolio, a series of the Trust. To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL. NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting. The Combined Proxy Statement and Prospectus is available at www.proxyvote.com. D88216-TBD PROXY CARD SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2022 This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the portfolio being acquired in the proposed Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies James Kelly and Lisa Perrelli, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated August __, 2022 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal. Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE

EQ ADVISORS TRUST SCAN TO 1290 AVENUE OF THE AMERICAS VIEW MATERIALS & VOTE w NEW YORK, NY 10104-1472 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D88217-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL: PROPOSAL For Against Abstain 4. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of EQ/AXA Investment Managers Moderate ! ! ! Allocation Portfolio, a series of the Trust, into 1290 VT Moderate Growth Allocation Portfolio, a series of the Trust. To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL. NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting. The Combined Proxy Statement and Prospectus is available at www.proxyvote.com. D88218-TBD PROXY CARD SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2022 This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies James Kelly and Lisa Perrelli, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated August __, 2022 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal. Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE

EQ ADVISORS TRUST SCAN TO 1290 AVENUE OF THE AMERICAS VIEW MATERIALS & VOTE w NEW YORK, NY 10104-1472 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D88219-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL: PROPOSAL For Against Abstain 5. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of EQ/Invesco International Growth Portfolio, ! ! ! a series of the Trust, into EQ/MFS International Growth Portfolio, a series of the Trust. To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL. NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting. The Combined Proxy Statement and Prospectus is available at www.proxyvote.com. D88220-TBD PROXY CARD SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2022 This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies James Kelly and Lisa Perrelli, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated August __, 2022 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal. Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE

EQ ADVISORS TRUST SCAN TO 1290 AVENUE OF THE AMERICAS VIEW MATERIALS & VOTE w NEW YORK, NY 10104-1472 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D88221-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL: PROPOSAL For Against Abstain 6. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of EQ/Franklin Strategic Income Portfolio, a ! ! ! series of the Trust, into EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust. To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL. NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting. The Combined Proxy Statement and Prospectus is available at www.proxyvote.com. D88222-TBD PROXY CARD SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2022 This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies James Kelly and Lisa Perrelli, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated August __, 2022 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal. Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE